EXHIBIT 10.5

SECURITY AGREEMENT

This Security Agreement (this “Agreement”) is made and entered into as of the date set forth on the signature page hereto by and among Vynleads, Inc., a Delaware corporation (the “Borrower”), and the undersigned lender in its capacity as collateral agent (in such capacity, the “Collateral Agent”) and as lender (the “Lender”).

WITNESSETH:

WHEREAS, the Borrower has issued a Secured Note (the “Note”) to the Lender in the principal amount as set forth on the signature page hereto;

WHEREAS, the Borrower has agreed to grant a security interest in and to the Collateral (as defined in this Agreement) to the Lender pursuant to the Note on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, for and in consideration of the issuance of the Note, the other premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties covenant and agree as follows:

1.

Definitions. In addition to the words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, unless the context otherwise clearly requires:

“Accounts” shall have the meaning given to that term in the Code and shall include without limitation all rights of the Borrower, whenever acquired, to payment for goods sold or leased or for services rendered, whether or not earned by performance.

“Chattel Paper” shall have the meaning given to that term in the Code and shall include without limitation all writings owned by the Borrower, whenever acquired, which evidence both a monetary obligation and a security interest in or a lease of specific goods.

“Code” shall mean the Uniform Commercial Code as in effect on the date of this Agreement and as amended from time to time, of the state or states having jurisdiction with respect to all or any portion of the Collateral from time to time.

“Collateral” shall mean (i) all tangible and intangible assets of the Borrower, including, without limitation, collectively the Accounts, Chattel Paper, Deposit Accounts, Documents, Equipment, Fixtures, General Intangibles, Instruments, Intellectual Property, Inventory and Investment Property of the Borrower, and (ii) Proceeds of each of them.

“Deposit Accounts” shall have the meaning given to that term in the Code and shall include a demand, time, savings, passbook or similar account maintained with a bank,

Vynleads, Inc.                                                                                    Security Agreement

savings bank, savings and loan association, credit union, trust company or other organization that is engaged in the business of banking.

“Documents” shall have the meaning given to that term in the Code and shall include without limitation all warehouse receipts (as defined by the Code) and other documents of title (as defined by the Code) owned by the Borrower, whenever acquired.

“Equipment” shall have the meaning given to that term in the Code and shall include without limitation all goods owned by the Borrower, whenever acquired and wherever located, used or brought for use primarily in the business or for the benefit of the Borrower and not included in Inventory of the Borrower, together with all attachments, accessories and parts used or intended to be used with any of those goods or Fixtures, whether now or in the future installed therein or thereon or affixed thereto, as well as all substitutes and replacements thereof in whole or in part.

“Event of Default” shall mean (i) any of the Events of Default described in the Note or the Loan Documents, or (ii) any default by the Borrower in the performance of its obligations under this Agreement.

“Fixtures” shall have the meaning given to that term in the Code, and shall include without limitation leasehold improvements.

“General Intangibles” shall have the meaning given to that term in the Code and shall include, without limitation, all leases under which the Borrower now or in the future leases and or obtains a right to occupy or use real or personal property, or both, all of the other contract rights of the Borrower, whenever acquired, and customer lists, choses in action, claims (including claims for indemnification), books, records, patents, copyrights, trademarks, blueprints, drawings, designs and plans, trade secrets, methods, processes, contracts, licenses, license agreements, formulae, tax and any other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies, and computer information, software, records and data, and oil, gas, or other minerals before extraction now owned or acquired after the date of this Agreement by the Borrower.

“Instruments” shall have the meaning given to that term in the Code and shall include, without limitation, all negotiable instruments (as defined in the Code), all certificated securities (as defined in the Code) and all other writings which evidence a right to the payment of money now or after the date of this Agreement owned by the Borrower.

“Inventory” shall have the meaning given to that term in the Code and shall include without limitation all goods owned by the Borrower, whenever acquired and wherever located, held for sale or lease or furnished or to be furnished under contracts of service, and all raw materials, work in process and materials owned by the Borrower and used or consumed in the Borrower’s business, whenever acquired and wherever located.

Vynleads, Inc.                                                                                    Security Agreement

“Investment Property,” “Securities Intermediary” and “Commodities Intermediary” each shall have the meaning set forth in the Code.

“Loan Documents” shall mean collectively, this Agreement, the Note, and all other agreements, documents and instruments executed and delivered in connection therewith, as each may be amended, supplemented or modified from time to time.

“Permitted Liens” shall mean all (i) all existing liens on the assets of the Borrower in effect as of the date hereof, and (ii) all purchase money security interests hereinafter incurred by the Borrower in the ordinary course of business.

“Proceeds” shall have the meaning given to that term in the Code and shall include without limitation whatever is received when Collateral or Proceeds are sold, exchanged, collected or otherwise disposed of, whether cash or non-cash, and includes without limitation proceeds of insurance payable by reason of loss of or damage to Collateral.

Capitalized terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Code.

2.

Security Interest.

(a)

As security for the full and timely payment of the Note, the Borrower agrees that the Lender shall have, and the Borrower shall grant and convey to and create in favor of the Lender, a security interest under the Code in and to the Collateral, whether now owned or existing or hereafter acquired or arising and regardless of where located. The security interest granted to the Lender in this Agreement shall be a first priority security interest, prior and superior to the rights of all third parties existing on or arising after the date of this Agreement, subject to the Permitted Liens.

(b)

The Borrower hereby represents and warrants that none of the Collateral is in the possession of any bailee, warehousemen, processor or consignee.  Schedule I sets forth the Borrower name as of the date hereof as it appears in official filings in the state or province, as applicable, of its incorporation, formation or organization, the type of entity of Borrower (including corporation, partnership, limited partnership or limited liability company), and the chief place of business, chief executive officer and the office where Borrower keeps its books and records.  The Borrower has only one state or province, as applicable, of incorporation, formation or organization.  The Borrower does not do business and has not done business under any trade name or fictitious business name.

3.

Provisions Applicable to the Collateral. The parties agree that the following provisions shall be applicable to the Collateral:

(a) The Borrower covenants and agrees that at all times during the term of this Agreement it shall keep accurate and complete books and records concerning the Collateral that is now owned by the Borrower.

Vynleads, Inc.                                                                                    Security Agreement

(b) The Lender or their representatives shall have the right, upon reasonable prior written notice to the Borrower and during the regular business hours of the Borrower, to examine and inspect the Collateral and to review the books and records of the Borrower concerning the Collateral that is now owned or acquired after the date of this Agreement by the Borrower and to copy the same and make excerpts therefrom; provided, however, that from and after the occurrence of an Event of Default, the rights of inspection and entry shall be subject to the requirements of the Code.

(c) The Borrower shall at all times during the term of this Agreement keep the Equipment, Inventory and Fixtures that are now owned by the Borrower in the states set forth on Schedule I or, upon written notice to the Lender, at such other locations for which the Lender has filed financing statements, and in no other states without 20 days’ prior written notice to the Lender, except that the Borrower shall have the right until one or more Events of Default shall occur to sell, move or otherwise dispose of Inventory and other Collateral in the ordinary course of business.

(d) The Borrower shall not move the location of its principal executive offices without prior written notification to the Lender.

(e) Without the prior written consent of the Lender, the Borrower shall not sell, lease or otherwise dispose of any Equipment or Fixtures, except in the ordinary course of their business.

(f) Promptly upon request of the Lender from time to time, the Borrower shall furnish the Lender with such information and documents regarding the Collateral and the Borrower’s financial condition, business, assets or liabilities, at such times and in such form and detail as the Lender may reasonably request.

(g) During the term of this Agreement, the Borrower shall deliver to the Lender, upon their reasonable, written request from time to time, without limitation,

(i) all invoices and customer statements rendered to account debtors, documents, contracts, chattel paper, instruments and other writings pertaining to the Borrower’s contracts or the performance of the Borrower’s contracts,

(ii) evidence of the Borrower’s accounts and statements showing the aging, identification, reconciliation and collection thereof, and

(iii) reports as to the Borrower’s inventory and sales, shipment, damage or loss thereof, all of the foregoing to be certified by authorized officers or other employees of the Borrower, and Borrower shall take all necessary action during the term of this Agreement to perfect any and all security interests in favor of the Borrower and to assign to the Lender all such security interests in favor of the Borrower.

(h) Notwithstanding the security interest in the Collateral granted to and created in favor of the Lender under this Agreement, the Borrower shall have the right until one or more Events

Vynleads, Inc.                                                                                    Security Agreement

of Default shall occur, at their own cost and expense, to collect the Accounts and the Chattel Paper and to enforce their contract rights.

(i) After the occurrence of an Event of Default, the Collateral Agent shall have the right, in its sole discretion, to give notice of the Lender’s security interest to account debtors obligated to the Borrower and to take over and direct collection of the Accounts and the Chattel Paper, to notify such account debtors to make payment directly to the Lender and to enforce payment of the Accounts and the Chattel Paper and to enforce the Borrower’s contract rights. It is understood and agreed by the Borrower that the Collateral Agent shall have no liability whatsoever under this subsection (i) except for their own gross negligence or willful misconduct.

(j) At all times during the term of this Agreement, the Borrower shall promptly deliver to the Collateral Agent, upon their written request, all existing leases, and all other leases entered into by the Borrower from time to time, covering any Equipment or Inventory (“Leased Inventory”) which is leased to third parties.

(k) The Borrower shall not change its name, entity status, federal taxpayer identification number, or provincial organizational or registration number, or the state under which it is organized without the prior written consent of the Lender, which consent shall not be unreasonably withheld.

(l) The Borrower shall not close any of its Deposit Accounts or open any new or additional Deposit Accounts without first giving the Lender at least fifteen (15) days prior written notice thereof; however, Lender grants Collateral Agent the power to waive a portion of the notice period if such waiver does not harm Lender’s security position.

(m) The Borrower shall cooperate with the Lender, at the Borrower’s reasonable expense, in perfecting Lender’s security interest in any of the Collateral.

(n) The Collateral Agent may file any necessary financing statements and other documents the Collateral Agent deems reasonably necessary in order to perfect Lender’s security interest without the Borrower’s signature. The Borrower grants to the Collateral Agent a power of attorney for the sole purpose of executing any documents on behalf of the Borrower which the Collateral Agent deems reasonably necessary to perfect Lender’s security interest. Such power, coupled with an interest, is irrevocable.

4.

Actions with Respect to Accounts. The Borrower irrevocably makes, constitutes and appoints the Collateral Agent its true and lawful attorney-in-fact with power to sign its name and to take any of the following actions after the occurrence and prior to the cure of an Event of Default, at any time without notice to the Borrower and at the Borrower’s reasonable expense:

(a) Verify the validity and amount of, or any other matter relating to, the Collateral by mail, telephone, telegraph or otherwise;

(b) Notify all account debtors that the Accounts have been assigned to the Lender and that the Lender has a security interest in the Accounts;

Vynleads, Inc.                                                                                    Security Agreement

(c) Direct all account debtors to make payment of all Accounts directly to the Lender;

(d) Take control in any reasonable manner of any cash or non-cash items of payment or proceeds of Accounts;

(e) Receive, open and respond to all mail addressed to the Borrower;

(f) Take control in any manner of any rejected, returned, stopped in transit or repossessed goods relating to Accounts;

(g) Enforce payment of and collect any Accounts, by legal proceedings  or otherwise, and for such purpose the Lender may:

(1) Demand payment of any Accounts or direct any account debtors to make payment of Accounts directly to the Lender;

(2) Receive and collect all monies due or to become due to the Borrower pursuant to the Accounts;

(3) Exercise all of the Borrower’s rights and remedies with respect to the collection of Accounts;

(4)  Settle, adjust, compromise, extend, renew, discharge or release Accounts in a commercially reasonable manner;

(5) Sell or assign Accounts on such reasonable terms, for such reasonable amounts and at such reasonable times as the Lender reasonably deems advisable;

(6) Prepare, file and sign the Borrower’s name or names on any Proof of Claim or similar documents in any proceeding filed under federal or state bankruptcy, insolvency, reorganization or other similar law as to any account debtor;

(7) Prepare, file and sign the Borrower’s name or names on any notice of lien, claim of mechanic’s lien, assignment or satisfaction of lien or mechanic’s lien or similar document in connection with the Collateral;

(8) Endorse the name of the Borrower upon any chattel papers, documents, instruments, invoices, freight bills, bills of lading or similar documents or agreements relating to Accounts or goods pertaining to Accounts or upon any checks or other media of payment or evidence of a security interest that may come into the Lender’s possession;

(9) Sign the name or names of the Borrower to verifications of Accounts and notices of Accounts sent by account debtors to the Borrower; or

Vynleads, Inc.                                                                                    Security Agreement

(10) Take all other actions that the Lender reasonably deems to be necessary or desirable to protect the Borrower’s interest in the Accounts.

(h) Negotiate and endorse any Document in favor of the Lender or its designees, covering Inventory which constitutes Collateral, and related documents for the purpose of carrying out the provisions of this Agreement and taking any action and executing in the name(s) of Borrower any instrument which the Lender may reasonably deem necessary or advisable to accomplish the purpose hereof. Without limiting the generality of the foregoing, the Collateral Agent shall have the right and power to receive, endorse and collect checks and other orders for the payment of money made payable to the Borrower representing any payment or reimbursement made under, pursuant to or with respect to, the Collateral or any part thereof and to give full discharge to the same. The Borrower does hereby ratify and approve all acts of said attorney and agrees that said attorney shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law, except for said attorney’s own gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable until the Note is paid in full (at which time this power shall terminate in full) and the Borrower shall have performed all of its obligations under this Agreement. The Borrower further agrees to use its reasonable efforts to assist the Collateral Agent in the collection and enforcement of the Accounts and will not hinder, delay or impede the Lender in any manner in its collection and enforcement of the Accounts.

5.

Preservation and Protection of Security Interest. The Borrower represents and warrants that it has, and covenants and agrees that at all times during the term of this Agreement, it will have, good and marketable title to the Collateral now owned by it free and clear of all mortgages, pledges, liens, security interests, charges or other encumbrances, except for the Permitted Liens, and shall defend the Collateral against the claims and demands of all persons, firms and entities whomsoever. Assuming Lender has taken all required action to perfect a security interest in the Collateral as provided by the Code, the Borrower represents and warrants that as of the date of this Agreement the Lender has, and that all times in the future the Lender will have, a first priority perfected security interest in the Collateral, prior and superior to the rights of all third parties in the Collateral existing on the date of this Agreement or arising after the date of this Agreement, subject to the Permitted Liens. Except as permitted by this Agreement, the Borrower covenants and agrees that it shall not, without the prior written consent of the Lender (i) borrow against the Collateral or any portion of the Collateral from any other person, firm or entity, except for borrowings which are subordinate to the rights of the Lender, (ii) grant or create or permit to attach or exist any mortgage, pledge, lien, charge or other encumbrance, or security interest on, of or in any of the Collateral or any portion of the Collateral except those in favor of the Lender or the Permitted Liens, (iii) permit any levy or attachment to be made against the Collateral or any portion of the Collateral, except those subject to the Permitted Liens, or (iv) permit any financing statements to be on file with respect to any of the Collateral, except financing statements in favor of the Lender or those with respect to the Permitted Liens. The Borrower shall faithfully preserve and protect the Lender’s security interest in the Collateral and shall, at its own reasonable cost and expense, cause, or assist the Lender to cause that security interest to be perfected and continue perfected so long as the Note or any portion of the Note is outstanding, unpaid or executory. For purposes of the perfection of the Lender’s security interest in the Collateral in accordance with the requirements of this Agreement, the Borrower shall from time to time at the request of the Lender file or record, or

Vynleads, Inc.                                                                                    Security Agreement

cause to be filed or recorded, such instruments, documents and notices, including assignments, financing statements and continuation statements, as the Lender may reasonably deem necessary or advisable from time to time in order to perfect and continue perfected such security interest. The Borrower shall do all such other acts and things and shall execute and deliver all such other instruments and documents, including further security agreements, pledges, endorsements, assignments and notices, as the Lender in its discretion may reasonably deem necessary or advisable from time to time in order to perfect and preserve the priority of such security interest as a first lien security interest in the Collateral prior to the rights of all third persons, firms and entities, subject to the Permitted Liens and except as may be otherwise provided in this Agreement. The Borrower agrees that a carbon, photographic or other reproduction of this Agreement or a financing statement is sufficient as a financing statement and may be filed instead of the original.

6.

Insurance. Risk of loss of, damage to or destruction of the Equipment, Inventory and Fixtures is on the Borrower. The Borrower shall insure the Equipment, Inventory and Fixtures against such risks and casualties and in such amounts and with such insurance companies as is ordinarily carried by corporations or other entities engaged in the same or similar businesses and similarly situated or as otherwise reasonably required by the Lender in its sole discretion. In the event of loss of, damage to or destruction of the Equipment, Inventory or Fixtures during the term of this Agreement, the Borrower shall promptly notify Lender of such loss, damage or destruction. At the reasonable request of the Lender, the Borrower’s policies of insurance shall contain loss payable clauses in favor of the Borrower and the Lender as their respective interests may appear and shall contain provision for notification of the Lender thirty (30) days prior to the termination of such policy. At the request of the Lender, copies of all such policies, or certificates evidencing the same, shall be deposited with the Lender. If the Borrower fails to effect and keep in full force and effect such insurance or fail to pay the premiums when due, the Lender may (but shall not be obligated to) do so for the account of the Borrower and add the cost thereof to the Note. The Lender is irrevocably appointed attorney-in-fact of the Borrower to endorse any draft or check which may be payable to the Borrower in order to collect the proceeds of such insurance. Unless an Event of Default has occurred and is continuing, the Lender will turn over to the Borrower the proceeds of any such insurance collected by it on the condition that the Borrower apply such proceeds either (i) to the repair of damaged Equipment, Inventory or Fixtures, or (ii) to the replacement of destroyed Equipment, Inventory or Fixtures with Equipment, Inventory or Fixtures of the same or similar type and function and of at least equivalent value (in the sole judgment of the Lender), provided such replacement Equipment, Fixtures or Inventory is made subject to the security interest created by this Agreement and constitutes a first lien security interest in the Equipment, Inventory and Fixtures subject only to Permitted Liens and other security interests permitted under this Agreement, and is perfected by the filing of financing statements in the appropriate public offices and the taking of such other action as may be necessary or desirable in order to perfect and continue perfected such security interest. Any balance of insurance proceeds remaining in the possession of the Lender after payment in full of the Note shall be paid over to the Borrower or its order.

7.

Maintenance and Repair. The Borrower shall maintain the Equipment, Inventory and Fixtures, and every portion thereof, in good condition, repair and working order, reasonable wear and tear alone excepted, and shall pay and discharge all taxes, levies and other impositions

Vynleads, Inc.                                                                                    Security Agreement

assessed or levied thereon as well as the cost of repairs to or maintenance of the same. If the Borrower fails to do so, the Lender may (but shall not be obligated to) pay the cost of such repairs or maintenance and such taxes, levies or impositions for the account of the Borrower and add the amount of such payments to the Note.

8.

Preservation of Rights Against Third Parties; Preservation of Collateral in Lender’s Possession. Until such time as the Lender exercises its right to effect direct collection of the Accounts and the Chattel Paper and to effect the enforcement of the Borrower’s contract rights, the Borrower assumes full responsibility for taking any and all commercially reasonable steps to preserve rights in respect of the Accounts and the Chattel Paper and their contracts against prior parties. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of such of the Collateral as may come into its possession from time to time if the Lender takes such action for that purpose as the Borrower shall request in writing, provided that such requested action shall not, in the judgment of the Lender, impair the Lender’s security interest in the Collateral or its right in, or the value of, the Collateral, and provided further that the Lender receive such written request in sufficient time to permit the Lender to take the requested action.

9.

Events of Default and Remedies.

(a) If any one or more of the Events of Default shall occur or shall exist, the Collateral Agent may then or at any time thereafter, so long as such default shall continue, foreclose the lien or security interest in the Collateral in any way permitted by law, or upon fifteen (15) days prior written notice to the Borrower, sell any or all Collateral at private sale at any time or place in one or more sales, at such price or prices and upon such terms, either for cash or on credit, as the Collateral Agent, in its sole discretion, may elect, or sell any or all Collateral at public auction, either for cash or on credit, as the Collateral Agent, in its sole discretion, may elect, and at any such sale, the Collateral Agent may bid for and become the purchaser of any or all such Collateral. Pending any such action the Collateral Agent may liquidate the Collateral.

(b) If any one or more of the Events of Default shall occur or shall exist, the Collateral Agents may then, or at any time thereafter, so long as such default shall continue, grant extensions to, or adjust claims of, or make compromises or settlements with, debtors, guarantors or any other parties with respect to Collateral or any securities, guarantees or insurance applying thereon, without notice to or the consent of the Borrower, without affecting the Borrower’s liability under this Agreement or the Note. The Borrower waives notice of acceptance, of nonpayment, protest or notice of protest of any Accounts or Chattel Paper, any of its contract rights or Collateral and any other notices to which the Borrower may be entitled.

(c) If any one or more of the Events of Default shall occur or shall exist and be continuing, then in any such event, the Collateral Agent shall have such additional rights and remedies in respect of the Collateral or any portion thereof as are provided by the Code and such other rights and remedies in respect thereof which it may have at law or in equity or under this Agreement, including without limitation the right to enter any premises where Equipment, Inventory and/or Fixtures are located and take possession and control thereof without demand or

Vynleads, Inc.                                                                                    Security Agreement

notice and without prior judicial hearing or legal proceedings, which the Borrower expressly waives.

(d) The Collateral Agent shall apply the Proceeds of any sale or liquidation of the Collateral, and, subject to Section 5, any Proceeds received by the Collateral Agent from insurance, first to the payment of the reasonable costs and expenses incurred by the Collateral Agent in connection with such sale or collection, including without limitation reasonable attorneys’ fees and legal expenses; second to the payment of the Note, pro rata, whether on account of principal or interest or otherwise as the Collateral Agent, in its sole discretion, may elect, and then to pay the balance, if any, to the Borrower or as otherwise required by law. If such Proceeds are insufficient to pay the amounts required by law, the Borrower shall be liable for any deficiency.

(e) Upon the occurrence of any Event of Default, the Borrower shall promptly upon written demand by the Collateral Agent assemble the Equipment, Inventory and Fixtures and make them available to the Lender at a place or places to be designated by the Collateral Agent The rights of the Collateral Agent under this paragraph to have the Equipment, Inventory and Fixtures assembled and made available to it is of the essence of this Agreement and the Collateral Agent may, at its election, enforce such right by an action in equity for injunctive relief or specific performance, without the requirement of a bond.

10.

Defeasance. Notwithstanding anything to the contrary contained in this Agreement upon payment and performance in full of the Note, this Agreement shall terminate and be of no further force and effect and the Lender shall thereupon terminate its security interest in the Collateral. Until such time, however, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns, provided that, without the prior written consent of the Lender, the Borrower may not assign this Agreement or any of its rights under this Agreement or delegate any of its duties or obligations under this Agreement and any such attempted assignment or delegation shall be null and void. This Agreement is not intended and shall not be construed to obligate the Lender to take any action whatsoever with respect to the Collateral or to incur expenses or perform or discharge any obligation, duty or disability of the Borrower.

11.

The Collateral Agent.

(a)

Delegation of Duties.  The Collateral Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys in fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.  The Collateral Agent shall not be responsible for the negligence or misconduct of any agent or attorney in fact that it selects with reasonable care.

(b)

Liability of Collateral Agent.  None of the Collateral Agent Related Persons (as defined below) shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to the Lender for any recital, statement, representation or warranty

Vynleads, Inc.                                                                                    Security Agreement

made by any other party, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of  any other party to this Agreement or any other Loan Document to perform its obligations hereunder or thereunder.  No Collateral Agent Related Person shall be under any obligation to the Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower or any of the Borrower’s Subsidiaries or Affiliates.  “Collateral Agent Related Persons” means the Collateral Agent and any successor agent arising hereunder, together with their respective affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such persons and affiliates.

(c)

Reliance by Collateral Agent.  The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Lender as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lender against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.  The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Lender and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lender.

(d)

Notice of Default.  The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any default or Event of Default, except with respect to defaults in the delivery of any documents or certificates required to be delivered to the Collateral Agent hereunder for the benefit of the Lender, unless the Collateral Agent shall have received written notice from the Lender or the Borrower referring to this Agreement, describing such default or Event of Default and stating that such notice is a “notice of default”.  The Collateral Agent will notify the Lender of its receipt of any such notice.  The Collateral Agent shall take such action with respect to such Default or Event of Default as may be requested by the Lender in accordance with this Agreement; provided, however, that unless and until the Collateral Agent has received any such request, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such default or Event of Default as it shall deem advisable or in the best interest of the Lender.

(e)

Indemnification of Collateral Agent.  Whether or not the transactions contemplated hereby and by the other Loan Documents are consummated, the Lender shall indemnify upon demand the Collateral Agent Related Persons (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), pro rata,

Vynleads, Inc.                                                                                    Security Agreement

from and against any and all Indemnified Liabilities (as defined below); provided, however, that the Lender shall not be liable for the payment to the Collateral Agent Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person’s gross negligence or willful misconduct.  Without limitation of the foregoing, the Lender shall not reimburse the Collateral Agent upon demand for its ratable share of any costs or out of pocket expenses (including fees and disbursements of legal counsel) incurred by the Collateral Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Collateral Agent is not reimbursed for such expenses by or on behalf of the Borrower.  Notwithstanding the foregoing, the Lender shall not be required to pay, in total under this paragraph (e) and any similar provision in any other Loan Document, any amount in excess of the total principal amount of the Note.  The undertaking in this paragraph shall survive the payment of all obligations hereunder and the resignation or replacement of the Collateral Agent.  “Indemnified Liabilities” means all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including fees and disbursements of legal counsel) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Note and the termination, resignation or replacement of the Collateral Agent)  be imposed on, incurred by or asserted against any Collateral Agent Related Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby and thereby, or any action taken or omitted by any such Collateral Agent Related Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any bankruptcy or insolvency proceeding or appellate proceeding) related to or arising out of this Agreement or the Note or the other Loan Documents or the use of the proceeds thereof, whether or not any Collateral Agent Related Person is a party thereto.

(f)

Collateral Agent in Individual Capacity.  Any Collateral Agent Related Person may engage in transactions with, make loans to, acquire equity interests in and generally engage in any kind of business with the Borrower and their affiliates, including purchasing and holding Note, as though the Collateral Agent were not the Collateral Agent hereunder and without notice to or consent of the Lender.  The Lender acknowledges that, pursuant to such activities, any Collateral Agent Related Person may receive information regarding the Borrower and their affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower and their affiliates) and acknowledge that the Collateral Agent shall be under no obligation to provide such information to them.  With respect to any Note it holds, a Collateral Agent Related Person shall have the same rights and powers under this Agreement as the Lender and may exercise the same as though the Collateral Agent were not the Collateral Agent, and the term “Lender” include any such Collateral Agent Related Person in its individual capacity.

(g)

Successor Collateral Agent.  The Lender may resign as Collateral Agent.  If the Collateral Agent resigns under this Agreement, the Lender shall appoint a successor agent for the Lender, which successor agent shall be approved by the Borrower, such approval not to be unreasonably withheld.  Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Collateral

Vynleads, Inc.                                                                                    Security Agreement

Agent and the term “Collateral Agent” shall mean such successor agent and the retiring Collateral Agent’s appointment, powers and duties as Collateral Agent shall be terminated. After any retiring Collateral Agent’s resignation hereunder as Collateral Agent, the provisions of this Section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement.  If no successor agent has accepted appointment as Collateral Agent by the date which is 30 days following a retiring Collateral Agent’s notice of resignation, the retiring Collateral Agent’s resignation shall nevertheless thereupon become effective and the Lender shall perform all of the duties of the Collateral Agent hereunder until such time, if any, as the Lender appoints a successor agent as provided for above.

12.

Miscellaneous.

(a) The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall for any reason be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or any other provision of this Agreement in any jurisdiction.

(b) No failure or delay on the part of the Lender in exercising any right, remedy, power or privilege under this Agreement and the Note shall operate as a waiver thereof or of any other right, remedy, power or privilege of the Lender under this Agreement, the Note or any of the other Loan Documents; nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other right, remedy, power or privilege or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges of the Lender under this Agreement, the Note and the other Loan Documents are cumulative and not exclusive of any rights or remedies which they may otherwise have.

(c) Unless otherwise provided herein, all demands, notices, consents, service of process, requests and other communications hereunder shall be in writing and shall be delivered in person or by overnight courier service, or mailed by certified mail, return receipt requested. Such communications must be sent to the respective parties at the addresses as set forth on the signature page hereto (or at such other address for a party as shall be specified in a notice given in accordance with this Section). Any such notice shall be effective when delivered, if delivered by hand delivery, overnight courier service, or U.S. Mail return receipt requested.

(d) The section headings contained in this Agreement are for reference purposes only and shall not control or affect its construction or interpretation in any respect.

(e) Unless the context otherwise requires, all terms used in this Agreement which are defined by the Code shall have the meanings stated in the Code.

(f) The Code shall govern the settlement, perfection and the effect of attachment and perfection of the Lender’s security interest in the Collateral, and the rights, duties and obligations of the Lender and the Borrower with respect to the Collateral. This Agreement shall be deemed to be a contract under the laws of the State of New York and the execution and delivery of this Agreement and, to the extent not inconsistent with the preceding sentence, the terms and

Vynleads, Inc.                                                                                    Security Agreement

provisions of this Agreement shall be governed by and construed in accordance with the laws of that State.

(g) This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. All of such counterparts shall be read as though one, and they shall have the same force and effect as though all the signers had signed a single page.

[Signature page follows]

Vynleads, Inc.                                                                                    Security Agreement

IN WITNESS WHEREOF, and intending to be legally bound, the parties have executed and delivered this Security Agreement as of July 15, 2015 with respect to that certain Note in the principal amount of USD Two Hundred Thousand Dollars ($200,000.00).

BORROWER: VYNLEADS, INC.

By:/s/ Alex J. Mannine

       Name:  Alex J. Mannine

       Title:  CEO

       Address:  534 Riveria Pl

                        Rock Hill, SC

LENDER: CRG FINANCE AG

By:/s/ Sergei Stetsenko

       Name:  Sergei Stetsenko

       Title:  CEO

       Address:

COLLATERAL AGENT: CRG FINANCE AG

By:/s/ Sergei Stetsenko

       Name:  Sergei Stetsenko

       Title:  CEO

       Address:

Vynleads, Inc.                                                                                    Security Agreement

Schedule I

1.

State(s) in which Collateral is located:  SC

2.

Borrower Information: Vynleads, Inc., a Delaware corporation

Executive Offices Address:

534 Riveria Pl

Rock Hill, SC

Chief Executive Officer:  Alex Joseph Mannine